AMENDMENT 1999-2 TO GROUND LEASE


     This Amendment 1999-2 to Ground Lease is made and entered into as of the 3rd day of September, 1999 by and between Ameristar Casino Council Bluffs, Inc., an Iowa corporation, with an address of 2200 River Road, Council Bluffs, Iowa 51501 ("Ameristar") and Council Bluffs Hotel Associates, L.C., an Iowa limited liability company, with an address of 2 Quail Creek Circle, North Liberty, Iowa 52317 ("Kinseth").


                                   RECITALS

     A. Ameristar, as ground lessor, and Kinseth Hotel Corporation, as the original ground lessee, entered into an Amended and Restated Ground Lease Agreement dated September 7, 1995 (the "Original Ground Lease"). Kinseth Hotel Corporation assigned its interest in the Original Ground Lease to Kinseth. Kinseth constructed and continues to operate a 140 room Holiday Inn franchise hotel on the leased land (the "Hotel").

     B. Kinseth desired to expand the Hotel by up to fifty (50) rooms, for a total of up to 190 rooms, and requested Ameristar's consent for such expansion. The expansion required an increase in the footprint of the leased land under the Ground Lease, an increase in the amount of indebtedness that may be secured by the leased land, and certain other changes to the Ground Lease.

     C. Ameristar consented to such expansion, including an increase in the leased land, and the parties entered into that certain Amendment to Ground Lease dated as of May 21, 1999 (the Original Lease, as amended by all subsequent amendments including the aforementioned Amendment to Ground Lease is hereinafter referred to as the "Ground Lease" and all other capitalized terms not otherwise defined herein shall have the meanings defined in the Ground Lease).

     D. In connection with obtaining the financing for the Hotel expansion, Kinseth has discovered that a provision of the Ground Lease granting to Ameristar the exclusive option to acquire the Leased Land from the Leasehold Lender if the Leasehold Lender acquires Kinseth's interest in the Leased Land by foreclosure or deed in lieu of foreclosure should have been amended to reflect the increased amount of indebtedness that may be secured by the Leased Land but such amendment was overlooked.

     NOW   THEREFORE,  for  and  in  consideration  of  the  mutual  covenants, conditions and promises contained herein, Ameristar and Kinseth agree to further amend the Ground Lease as follows:

     1. AMENDMENT TO SECTION 4.2. Section 4.2 of the Ground Lease is hereby amended by substituting $9,000,000 for $6,000,000 in the first place it appears therein.

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     2.    AMENDMENT TO SECTION 4.5(f)(vii)(1).  Section 4.5(f)(vii)(l) of  the
Ground Lease is hereby amended by eliminating the paragraph in its entirety and substituting the following:

               (1) In the event Leasehold Lender acquires the Property Interests (such capitalized term used here, and hereafter, shall have the same meaning as set forth in Section 11.11 of this Lease), or any portion thereof, by foreclosure or deed in lieu of foreclosure, Ameristar shall have the exclusive option for a period of sixty (60) days from such notice, but not the obligation, to acquire such interests from Leasehold Lender for the outstanding principal amount of the Leasehold Lien on the Property Interests which was satisfied by the foreclosure or deed in lieu of foreclosure (not to exceed the greater of x) $9,000,000 or y) 70% of the appraised value of such Property Interests (or portion thereof that has been acquired by Leasehold Lender)), plus accrued interest and costs of collection, including foreclosure costs attributable to the Leasehold Lien on the Property Interests (the "Option Price").

     3. AMENDMENT TO SECTION 4.5(f)(vii)(2). Section 4.5(f)(vii)(2) of the Ground Lease is hereby amended by eliminating the paragraph in its entirety and substituting the following:

               (2) In the event Leasehold Lender shall commence a foreclosure proceeding and at any time prior to the foreclosure sale and provided Ameristar has acquired, forfeited or terminated all of Kinseth's right, title and interest in the Property Interests, or any portion thereof, then at any time prior to the foreclosure sale and upon presentation to Leasehold Lender of reasonable evidence that it has acquired, forfeited or terminated Kinseth's interest in such Property Interests free of any lien, adverse interest or claim including rights available to Kinseth in bankruptcy, Ameristar shall have the right to bring all defaults current, including cost of collection and foreclosure costs attributable to the Leasehold Lien on such
               Property  Interests, and to assume the Leasehold  Lien  for  its then unpaid principal balance attributable to such Property Interests, said principal balance not to exceed the Aggregate Principal Amount, together with pro-rata interest, attorneys' fees and costs of collection attributable to such Property Interests. Ameristar, at its cost and expense, will execute such "non-recourse" assumption documents as Leasehold Lender may reasonably require to confirm the non-recourse assumption of the Leasehold Lien and deliver to Leasehold Lender an endorsement to Leasehold Lender's loan policy of title insurance insuring Ameristar to be the owner of the leasehold interest in the Ground Lease free of any lien, adverse interest or claim including rights available to Kinseth in bankruptcy and continuing the insured priority of the Leasehold Lien on such Property Interests (to the extent constituting real estate or interests in real estate and covered under the Leasehold Lender's existing loan policy) free of any exceptions to coverage other than as set forth in Leasehold Lender's existing loan policy. To the extent the Leasehold Lien encumbers property other than such Property Interests, upon such assumption, Leasehold Lender agrees to bifurcate and separate the Leasehold Lien documents into two separate sets of documents, one encumbering and creating a security interest upon such Property interests and the other encumbering and creating a security interest in the other property and provided that the amount of the Leasehold Lien on such Property Interests will not
               exceed                      the                        Aggregate

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               Principal      Amount       in      principal      indebtedness,
               together  with pro-rata interest, attorneys' fees and  costs  of
               collection   attributable  to  such  Property  Interests.    The
               bifurcated loan applicable to the Property interests shall have the same interest rate, amortization period, and remaining
               installment payment periods as under the Leasehold  Lien.   This
               right is subject to Leasehold Lender receiving an opinion satisfactory to it from Iowa counsel acceptable to Leasehold Lender that such bifurcation may accomplish the aforementioned results under Iowa law without affecting the Leasehold Lien security (other than the bifurcation) and does not create any impediment or obstacle to exercising the remedies available to Leasehold Lender under the Leasehold Lien documents. This right is personal only to Ameristar under the Ground Lease (and to Ameristar's mortgage lender) and shall not benefit any other party, including Kinseth, its successors and assigns.

     4. AMENDMENT TO SECTION 8.2(g). Section 8.2(g) of the Ground Lease is hereby amended by eliminating the paragraph in its entirety and substituting the following:

     (g) TERMINATE KINSETH WITH PAYOFF OR ASSUMPTION OF LEASEHOLD LIEN. Terminate, forfeit or acquire Kinseth's interest in this Lease, the Leased Land and those other Property Interests to which the Leasehold Lien applies, free of any lien, adverse interest or claim including rights available to Kinseth in bankruptcy, conditioned upon Ameristar concurrently therewith doing one of the following:

               (i) pay off in full Leasehold Lender for the then outstanding aggregate principal amount of the Leasehold Lien attributable to such Property Interests (not to exceed the greater of x) $9,000,000.00 or .y) 70% of the appraised value of the Property Interests to which the Leasehold Lien applies), plus accrued interest and costs attributable to the Leasehold Lien on such Property Interests; or

               (ii) provided that Ameristar obtains an opinion of the Iowa legal counsel acceptable to Leasehold Lender that no "merger" of the leasehold interest in the Leased Land and such other Property Interests will occur, novate and substitute Ameristar itself as lessee under this Lease, and assume the Leasehold Lien for its then unpaid principal balance attributable to the Leased Land and those other Property Interests to which the Leasehold Lien applies, said principal balance not to exceed the Aggregate Principal Amount as defined in Section 4.2 above, together with accrued interest, attorneys' fees and costs of collection attributable to the Leasehold Lien on the Leased Land and such Property Interests. In such event, Ameristar, at its cost and expense, will execute such "nonrecourse" assumption documents as Leasehold Lender may reasonably require to confirm the nonrecourse assumption of the Leasehold Lien and deliver to Leasehold Lender an endorsement to Leasehold Lender's loan policy of title insurance insuring Ameristar to be the owner of the leasehold interest in the Ground Lease free of any lien, adverse interest or claim including rights available to Kinseth in bankruptcy and continuing the insured priority of the Leasehold Lien on such Property Interests (to the extent constituting real estate or interests in real estate and covered under the Leasehold Lender's existing loan policy) free of any exceptions to coverage other than as set forth in Leasehold Lender's existing loan policy. To the extent the Leasehold Lien Encumbers property other than the Leased Land

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
               and                          such                          other
               Property Interests, then upon such assumption, Leasehold Lender agrees to bifurcate and separate the Leasehold Lien documents into two separate sets of documents, one encumbering and creating a security interest upon the Leased Land and such other Property interests and the other encumbering and creating a security interest in the other property, provided that the amount of the Leasehold Lien on the Leased Land and such other Property Interests will not exceed the Aggregate Principal Amount in principal indebtedness, together with pro-rata interest, attorneys' fees and costs of collection attributable to such Property Interests. The bifurcated loan applicable to the Property Interests shall have the same interest rate, amortization period, and remaining installment payment periods as under the Leasehold Lien. This right is subject to Leasehold Lender receiving an opinion satisfactory to it from Iowa counsel acceptable to Leasehold Lender that such bifurcation may accomplish the aforementioned results under Iowa law without affecting the Leasehold Lien security (other than the bifurcation) and does not create any impediment or obstacle to exercising the remedies available to Leasehold Lender under the Leasehold Lien documents. This right is personal only to
               Ameristar under the Ground Lease (and to Ameristar's mortgage lender) and shall not benefit any other party, including Kinseth, its successors and assigns. This right is personal only to Ameristar under the Ground Lease (and to Ameristar's mortgage lender) and shall not benefit any other party, including Kinseth, its successors and assigns.

     5. Continuing Effect. Except as specifically amended herein, the terms of the Ground Lease shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.



Ameristar:                               Kinseth:

Ameristar Casino Council Bluffs, Inc.,   Council Bluffs Hotel Associates, L.C.,
an Iowa corporation                      an Iowa limited liability company

By:  /s/Thomas Steinbauer                By:  /s/Leslie B. Kinseth
     ---------------------------------        --------------------------------
Its  Vice President                      Its  Member
     ---------------------------------        --------------------------------

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